ITEM 10B
--------

Chief Executive Officer
Form N-CSR Certification under Sarbanes Oxley Act


I, Richard T. Hale, certify that:

1. I have reviewed this report on Form N-CSR of the Emerging Markets Debt Fund, European Equity Fund, International Select Equity Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short Duration Fund and High Income Plus Fund, each a series of Scudder MG Investments Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

June 20, 2003                                   /s/Richard T. Hale
                                                Richard T. Hale
                                                Chief Executive Officer
                                                Emerging Markets Debt Fund,
                                                European Equity Fund,
                                                International Select Equity
                                                Fund, Municipal Bond Fund,
                                                Short-Term Municipal Bond
                                                Fund, Fixed Income Fund, Short
                                                Duration Fund and High Income
                                                Plus Fund, each a series of
                                                Scudder MG Investments Trust

Chief Financial Officer
Form N-CSR Certification under Sarbanes Oxley Act


I, Charles A. Rizzo, certify that:

1. I have reviewed this report on Form N-CSR of the Emerging Markets Debt Fund, International Equity Fund, European Equity Fund, International Select Equity Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short Duration Fund and High Income Plus Fund, each a series of Scudder MG Investments Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

June 20, 2003                                  /s/Charles A. Rizzo
                                               Charles A. Rizzo
                                               Chief Financial Officer
                                               Emerging Markets Debt Fund,
                                               European Equity Fund,
                                               International Select Equity
                                               Fund, Municipal Bond Fund,
                                               Short-Term Municipal Bond
                                               Fund, Fixed Income Fund, Short
                                               Duration Fund and High Income
                                               Plus Fund, each a series of
                                               Scudder MG Investments Trust

Item 10C
--------

Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Richard T. Hale, certify that:

1. I have reviewed this report on Form N-CSR of the Emerging Markets Debt Fund, European Equity Fund, International Select Equity Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short Duration Fund and High Income Plus Fund, each a series of Scudder MG Investments Trust (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




June 20, 2003                                    /s/Richard T. Hale
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Emerging Markets Debt Fund,
                                                 European Equity Fund,
                                                 International Select Equity
                                                 Fund, Municipal Bond Fund,
                                                 Short-Term Municipal Bond
                                                 Fund, Fixed Income Fund, Short
                                                 Duration Fund and High Income
                                                 Plus Fund, each a series of
                                                 Scudder MG Investments Trust

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Charles A. Rizzo, certify that:

1. I have reviewed this report on Form N-CSR of the Emerging Markets Debt Fund, European Equity Fund, International Select Equity Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Fixed Income Fund, Short Duration Fund and High Income Plus Fund, each a series of Scudder MG Investments Trust (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




June 20, 2003                                  /s/Charles A. Rizzo
                                               Charles A. Rizzo
                                               Chief Financial Officer
                                               Emerging Markets Debt Fund,
                                               European Equity Fund,
                                               International Select Equity
                                               Fund, Municipal Bond Fund,
                                               Short-Term Municipal Bond
                                               Fund, Fixed Income Fund, Short
                                               Duration Fund and High Income
                                               Plus Fund, each a series of
                                               Scudder MG Investments Trust